                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)             20-Jan-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-4), Class A-1, Class A-2, and Class A-3.

                             TMS Auto Holdings, Inc.
================================================================================
             (Exact name of registrant as specified in its charter)


     Delaware
     New Jersey                   SEC TO PROVIDE             Applied For
     ----------                   --------------             -----------
     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)                ID Number)
     incorporation)


     2840 Morris Avenue,   Union, New Jersey                    07083
     ---------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                             908-686-2000
                                                      --------------------


                                       n/a
     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5     Other Events
                -------------------------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of 20-Jan-98


     Item 7     Financial Statements and Exhibits
                -------------------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            THE MONEY STORE AUTO TRUST
                                            ASSET BACKED SECURITIES, 1997-4



                                            By /s/ James K. Ransom
                                            ---------------------------------
                                             James K. Ransom
                                             Vice President









Dated:     01/31/98

                        THE MONEY STORE AUTO TRUST 1997-4
                         0.00% Asset Backed Certificates
                           Certificateholder Statement

            IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
          AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE AUTO
            FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 4 FOR THE JANUARY 12, 1998 DETERMINATION DATE

          DISTRIBUTION DATE    01/20/98    MONTHLY PERIOD       Dec-97

A. Information Regarding the Current Monthly Distribution :

   I.  CERTIFICATES
              (a) The aggregate amount of the distribution to
                  Certificateholders                                                           0.00

              (b) The amount of the distribution set forth in  A. 1. (a) above in
                  respect of interest on the Certificates                                      0.00

              (c) The amount of the distribution set forth in  A. 1. (a) above in
                  respect of principal on the Certificates                                     0.00

              (d) The amount of the distribution in A.1. (a) payable
                  pursuant to a claim on the Certificate Policy                                0.00

              (e) The remaining outstanding balance available to
                  be drawn under the Certificate Policy                                        0.00

              (f) The amount of the distribution set forth in paragraph
                  A.1. (a) above per $1,000 interest in the Certificates                  0.0000000

              (g) The amount of the distribution set forth in paragraph
                  A.1. (b) above per $1,000 interest in the Certificates                  0.0000000

              (h) The amount of the distribution set forth in paragraph
                  A.1. (c) above per $1,000 interest in the Certificates                  0.0000000

              (i) The amount of the distribution set forth in paragraph
                  A.1. (d) above per $1,000 interest in the Certificates                  0.0000000

B. Information Regarding the Performance of the Trust :

   I.  POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.
              (a) The Pool Balance as of the close of business
                  on the last day of the Monthly Period                               67,578,319.33

              (b) The Certificate Principal Balance after giving effect to payments allocated to principal as
                  set forth in Paragraph A.1. (c)                                              0.00

              (c) The Certificate Factor after giving affect to the payments
                  set forth in paragraph A.1. (c)                                         0.0000000

              (d) The amount of aggregate Realized Losses for the
                  second preceding Month Period                                                0.00

              (e) The aggregate Purchase Amount for all Receivables
                  that were repurchased in the Monthly Period                             18,370.12


2.  SERVICING FEE

              (a) The aggregate amount of the Servicing Fee paid to the
                  Servicer with respect to the preceding Monthly Period                   97,342.87

3.  PAYMENT SHORTFALLS
              (a) The amount of the Certificateholders' Interest Carryover
                  Shortfall after giving effect to the payments set forth in
                  Paragraph A. 1. (b) above                                                    0.00
              (b) The amount of the Certificateholder's Interest Carryover
                  Shortfall set forth in paragraph B.3. (a) above per $1,000
                  interest with respect to the Certificate:                               0.0000000
              (c) The amount of the Certificateholders' Principal Carryover
                  Shortfall after giving effect to the payments set forth in
                  Paragraph A.1. (b) above                                                     0.00
              (d) The amount of the Certificateholders' Principal Carryover Shortfall
                  set forth in paragraph B.3. (a) above per $1,000 interest with
                  respect to the Certificate:                                                  0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES
              (a) Aggregate amount on deposit in the Prefunding Account on such
                  Distribution Date after giving effect to all withdrawals
                  therefrom on such Distribution Date                                 21,485,751.08

              (b) Aggregate amount on deposit in the Capitalized Interest
                  Account on such Distribution Date after giving effect to all
                  withdrawals therefrom on such Distribution Date                         42,463.13

              (c) Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all
                  withdrawals therefrom on such Distribution Date                              0.00

              (d) The amount set forth in paragraph B.4. (a) per $1,000 interest in
                  the Certificates:                                                       0.0000000

              (e) The amount set forth in paragraph B.4. (b) to be distributed to
                  Certificateholders per $1,000 interest in the Certificates:             0.0000000

              (f) The amount set forth in paragraph B.4. (c) to be distributed to
                  Certificateholders per $1,000 interest in the Certificates:             0.0000000

5.            (a) The aggregate amount of collections by the Servicer during the
                  preceding Monthly Period                                             1,721,022.96

              (b) The aggregate amount which was received by the Trust from the
                  Servicer during the preceding Monthly Period                         1,739,393.08

              (c) The aggregate amount of reimbursements to the Security
                  Insurer during the preceding Monthly Period                                  0.00

              (d) The amount of Receivables that are delinquent for over:
                  30 days                                                                809,054.95
                  60 days                                                                      0.00
                  90 days                                                                      0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 4 in preparing the accompanying
Certificateholder Statement.


               THE MONEY STORE AUTO FINANCE INC.






               BY:    \s\ Harry Puglisi
                      --------------------
                      HARRY PUGLISI
                      TREASURER

                      THE MONEY STORE AUTO TRUST 1997-4
               Class A-1 5.90875% Money Store Asset Backed Notes
                      Class A-2 6.35% Asset Backed Notes
                      Class A-3 6.46% Asset Backed Notes


        IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF
             NOVEMBER 30, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 4 FOR THE JANUARY 12, 1998 DETERMINATION DATE

            DISTRIBUTION DATE   01/20/98   MONTHLY PERIOD   Dec-97

A.   Information Regarding the Current Monthly Distribution :
     I.    NOTES

              (a) The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                     996,248.08
                           Class A-2 Notes                                     235,479.17
                           Class A-3 Notes                                     150,733.33

              (b) The amount of the distribution set forth in
                  paragraph A. 1. (a) above in respect of
                  interest on:
                           Class A-1 Notes                                      60,318.49
                           Class A-2 Notes                                     235,479.17
                           Class A-3 Notes                                     150,733.33

              (c) The amount of the distribution set forth in
                  paragraph A. 1. (a) above in respect of
                  principal of:
                           Class A-1 Notes                                     935,929.59
                           Class A-2 Notes                                           0.00
                           Class A-3 Notes                                           0.00

              (d) The amount of the distribution in A. 1. (a)
                  payable pursuant to a claim on the Note Policy
                  with respect to:
                           Class A-1 Notes                                           0.00
                           Class A-2 Notes                                           0.00
                           Class A-3 Notes                                           0.00

              (e) The remaining outstanding balance available to be drawn
                  under the Note Policy                                      1,382,460.58

              (f) The amount of the distribution set forth in
                  paragraph A. 1. (a) above per $1,000 interest
                  in:
                           Class A-1 Notes                                     56.9284617
                           Class A-2 Notes                                      5.2916667
                           Class A-3 Notes                                      5.3833332

              (g) The amount of the distribution set forth in
                  paragraph A. 1. (b) above per $1,000 interest
                  in:
                           Class A-1 Notes                                      3.4467709
                           Class A-2 Notes                                      5.2916667
                           Class A-3 Notes                                      5.3833332

              (h) The amount of the distribution set forth in
                  paragraph A. 1. (c) above per $1,000 interest
                  in:
                           Class A-1 Notes                                     53.4816909
                           Class A-2 Notes                                      0.0000000
                           Class A-3 Notes                                      0.0000000

              (i) The amount of the distribution set forth in
                  paragraph A. 1. (d) above per $1,000 interest
                  in:
                           Class A-1 Notes                                      0.0000000
                           Class A-2 Notes                                      0.0000000
                           Class A-3 Notes                                      0.0000000


              (j) Prior to the Parity Date, from the Available Funds,
                  to the Note Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:

                           Class A-1 Notes                                     897,033.70
                           Class A-2 Notes                                           0.00
                           Class A-3 Notes                                           0.00

              (k) The amount of the distribution set forth in
                  paragraph A. 1. (j) above per $1,000 interest in:

                           Class A-1 Notes                                     28.2530299
                           Class A-2 Notes                                      0.0000000
                           Class A-3 Notes                                      0.0000000



     II.    CERTIFICATEHOLDERS

              (i) The aggregate amount distributed to the Certificate
                  Distribution Account on behalf of the
                  Certificateholders                                           351,004.55


B.   Information Regarding the Performance of the Trust :

     1.     POOL BALANCE AND NOTE PRINCIPAL BALANCE

              (a) The Pool Balance at the close of business
                  on the last day of the Monthly Period                      67,578,319.33

              (b) The aggregate outstanding principal amount of each
                  Class of Notes after giving effect to payments
                  allocated to principal as set forth in Paragraph A.1 (c)
                  above with respect to:
                           Class A-1 Notes                                   16,564,070.41
                           Class A-2 Notes                                   44,500,000.00
                           Class A-3 Notes                                   28,000,000.00

              (c) The Note Pool Factor for each Class of Notes after giving effect to the payments set forth in paragraph A.1 (c) with respect to:
                           Class A-1 Notes                                      0.9465183
                           Class A-2 Notes                                      1.0000000
                           Class A-3 Notes                                      1.0000000

              (d) The amount of aggregate Realized Losses for the
                  second preceding Monthly Period                                    0.00

              (e) The aggregate Purchase Amount for all Receivables
                  that were repurchased in the Monthly Period                   18,370.12

     2.     SERVICING FEE

              (a) The aggregate amount of the Servicing Fee paid to the
                  Servicer with respect to the preceding Monthly
                  Period                                                        97,342.87

              (b) The aggregate amount of unpaid Servicing Fee                       0.00

     3.     PAYMENT SHORTFALLS

              (a) The amount of the Noteholders' Interest Carryover
                  Shortfall after giving effect to the payments set
                  forth in paragraph A. 1. (b) above with respect to:
                           Class A-1 Notes                                           0.00
                           Class A-2 Notes                                           0.00
                           Class A-3 Notes                                           0.00

              (b) The amount of the Noteholders' Interest Carryover
                  Shortfall set forth in paragraph B.3. (a) above per
                  $1,000 interest with respect to:
                           Class A-1 Notes                                      0.0000000
                           Class A-2 Notes                                      0.0000000
                           Class A-3 Notes                                      0.0000000

              (c) The amount of the Noteholders' Principal Carryover
                  Shortfall after giving effect to the payments set
                  forth in Paragraph A. 1. (b) above with respect to:
                          Class A-1 Notes                                            0.00
                          Class A-2 Notes                                            0.00
                          Class A-3 Notes                                            0.00

              (d) The amount of the Noteholders' Principal Carryover
                  Shortfall set forth in Paragraph B.3. (a) above per
                  $1,000 interest with respect to:
                           Class A-1 Notes                                      0.0000000
                           Class A-2 Notes                                      0.0000000
                           Class A-3 Notes                                      0.0000000

     4.     Transfer of Subsequent Receivables

              (a) Aggregate amount on deposit in the Pre-Funding Account on such Distribution Date after giving effect
                  to all withdrawals therefrom on such Distribution Date    21,485,751.08

              (b) Aggregate amount on deposit in the Capitalized Interest
                  Account on such Distribution Date after giving effect to
                  all withdrawals therefrom on such Distribution Date           42,463.13

              (c) Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to
                  all withdrawals therefrom on such Distribution Date                0.00

              (d) the amount set forth in paragraph B.4 (a) per $1,000
                  interest in:
                        Class A-1 Notes                                     1,227.7572046
                        Class A-2 Notes                                       482.8258670
                        Class A-3 Notes                                       767.3482529

              (e) the amount set forth in paragraph B.4 (b) to be
                  distributed to Noteholders per $1,000 interest in:
                        Class A-1 Notes                                         0.0000000
                        Class A-2 Notes                                         0.0000000
                        Class A-3 Notes                                         0.0000000

              (f) the amount set forth in paragraph B.4 (c) to be
                  distributed to Noteholders per $1,000 interest in:
                        Class A-1 Notes                                         0.0000000
                        Class A-2 Notes                                         0.0000000
                        Class A-3 Notes                                         0.0000000

              (g) The Amount withdrawn from the Pre-Fund Account and
                  transferred to the Collection Account (included in
                  paragraph A .1 (c)):
                        Class A-1 Notes                                              0.00

              (h) the amount set forth in paragraph B.4 (g) to be
                  distributed to Noteholders per $1,000 interest in:
                        Class A-1 Notes                                         0.0000000

     5.       (a) The aggregate amount of collections by the Servicer
                  during the preceding Monthly Period                        1,721,022.96

              (b) The aggregate amount which was received by the Trust from the Servicer during the preceding Monthly
                  Period                                                     1,739,393.08

              (c) The aggregate amount of reimbursements to the Security
                  Insurer during the preceding Monthly
                  Period                                                             0.00

              (d) The amount of Receivables that are delinquent for over:
                            30 days                                            809,054.95
                            60 days                                                  0.00
                            90 days                                                  0.00

     6.    Other Information
           Weighted Average Coupon (WAC)                                           18.920%

           Weighted Average Remaining Terms (WARM)                                  55.97

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 4 in preparing the accompanying Noteholder Statement.


               THE MONEY STORE AUTO FINANCE INC.




               BY:       /s/ Harry Puglisi
                        -----------------
                        HARRY PUGLISI
                        TREASURER